SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 22, 2000
                                                 ------------------------------

                            CONSOLIDATED PAPERS, INC.
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               (Exact name of registrant as specified in charter)


         Wisconsin                     0-1051                  39-0223100
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(State of other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)            Identification No.)



231 First Avenue North, Wisconsin Rapids, WI                    54495-8050
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (715) 422-3111
                                                   -----------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On February 22, 2000, Consolidated Papers, Inc., Stora Enso Oyj, and Stora Enso Acquisition, Inc. entered into an Agreement and Plan of Merger, a copy of which is attached as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         2.1 Agreement and Plan of Merger dated February 22, 2000, among Consolidated Papers, Inc., Stora Enso Oyj, and Stora Enso Acquisition, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2000

                                         CONSOLIDATED PAPERS, INC.


                                         By:   /s/ Carl H. Wartman
                                             -----------------------------------
                                                  Carl H. Wartman
                                                  Secretary and General Counsel